UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2005

DITECH COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26209	94-2935531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 E. Middlefield Road Mountain View, Ca. 94043
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Outside Director Compensation

On July 26, 2005, the Board of Directors of Ditech Communications Corporation approved the following additional changes to the cash compensation of the independent directors of the Ditech:

a.             Each independent director shall be paid an annual retainer of $16,000;

b.                                      The chairman of the Audit Committee shall be paid an additional annual retainer of $5,000;

c.                                       The chairman of the Compensation Committee and of the Corporate Governance and Nominating Committee shall each be paid an additional annual retainer of $2,500; and

d.                                      Such retainers shall be paid quarterly in arrears, with the first payment due July 31, 2005, prorated for the 16 days from July 15 through July 31, 2005.

All other forms of compensation of the independent directors of Ditech, including the per meeting fees, remain unchanged.

Executive Officer Compensation

On August 1, 2005, the Compensation Committee of the Board of Directors of Ditech Communications Corporation established the compensation for executive officers of Ditech for fiscal 2006, as follows:

Name	Annual Salary	Bonus at Target Level		Bonus at Greater Target Level	Maximum Bonus
Tim Montgomery	$320,000	$ - 0	-	$320,000	$640,000
Lowell Trangsrud	$220,000	$55,000		$110,000	$220,000
Bill Tamblyn	$220,000	$55,000		$110,000	$220,000
Lee House	$210,000	$37,500		$75,000	$150,000
Chalan Aras	$200,000	$37,500		$75,000	$150,000
Jim Grady	$195,000	**		**	**

** Sales commission only.

The proportion or multiple of bonus actually paid will be determined based on predetermined targets of Ditech’s fiscal 2006 revenue and operating profit, as well as individual objectives and a small portion determined by the Chief Executive Officer (by the Board in the case of Mr. Montgomery), which collectively establish performance.  Each component of the target level is assigned a specific weighting.  If performance is reached at the target level, the target bonus will be paid.  If performance is reached at the greater target level, the greater target bonus will be paid.  Bonuses will be adjusted if performance is above or below the specified target levels; provided, however, that (1) no bonus will be paid relating to revenue and operating profit if less than 80% of the operating metric target level is reached, (2) no more than the greater target level bonus will be paid if the revenue component of the greater target level is not met, and (3) no more than the maximum bonus will be paid.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DITECH COMMUNICATIONS CORPORATION

Dated: August 1, 2005	By:	/s/ William J. Tamblyn
William J. Tamblyn
Executive Vice President and Chief Financial Officer